UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 3, 2015 (November 30, 2015)

PEEKAY BOUTIQUES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-193618	46-4007972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

901 West Main Street, Suite A

Auburn, WA 98001

 (Address of principal executive offices)

1-800-447-2993

(Registrant's telephone number, including area code)

 _____________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

Seventh Amendment to Financing Agreement

On November 30, 2015 the Company's subsidiaries, Christals Acquisition, LLC, Peekay Acquisition, LLC and each of the subsidiaries of Peekay Acquisition, LLC (collectively, the "Loan Parties") entered into the seventh amendment to the financing agreement with their senior secured lenders which granted the Loan Parties necessary covenant waivers through December 27, 2015.

The Company expects that the Loan Parties will need additional covenant waivers in future and an extension of the final maturity date, which is currently December 27, 2015.

There can be no assurance that the Company will be able to obtain additional waivers or an extension of the final maturity date or that the Loan Parties will continue to be in compliance with the terms and conditions of the agreements with the secured and other lenders. If the Loan Parties fail to obtain waivers of default on their secured debt or an extension of the final maturity date, then the lenders may be able to accelerate such debt or take other action against the Loan Parties or the Company (or in the case of a failure to obtain an extension of the final maturity date, the loans under the financing agreement would come due on December 27, 2015), which would have material adverse consequences on the Company's financial condition and its ability to continue to operate.

The foregoing is a summary description of certain terms of the seventh amendment and, by its nature, is incomplete. A copy of the seventh amendment is filed as Exhibit 10.9 to this report and is incorporated by reference into this report. All readers are encouraged to read the entire text of the seventh amendment. A copy of the seventh amendment and the prior amendments to the financing agreement are incorporated by reference herein as specified in Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, and 10.9 to this report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

2

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Debt Conversion Agreement, dated as of November 17, 2015, by and among Peekay Boutiques, Inc., and each of the persons listed on the Schedule of Creditors attached thereto (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on November 20, 2015)

10.2

Financing Agreement, dated December 31, 2012, by and among Christals Acquisition, LLC, Peekay Acquisition, LLC, each of the Subsidiaries listed as a Borrower on the signature pages thereto, each of the Subsidiaries listed as a Guarantor on the signature pages thereto, the Lenders from time to time party thereto, Cortland Capital Market Services LLC, as collateral agent and administrative agent, and CB Agency Services, LLC, as origination agent (incorporated by reference to Exhibit 10.11 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.3	First Amendment to Financing Agreement, dated March 31, 2014 (incorporated by reference to Exhibit 10.12 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.4	Second Amendment to Financing Agreement, dated September 24, 2014 (incorporated by reference to Exhibit 10.13 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.5	Third Amendment to Financing Agreement, dated December 31, 2014 (incorporated by reference to Exhibit 10.14 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.6	Fourth Amendment to Financing Agreement, dated June 30, 2015 (incorporated by reference to Exhibit 10.15 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.7

Fifth Amendment to Financing Agreement, dated as of October 31, 2015, among the Loan Parties and the secured lenders party thereto (incorporated by reference to Exhibit 10.7 to the Company's Current Report on Form 8-K filed on November 20, 2015)

10.8

Sixth Amendment to Financing Agreement, dated November 19, 2015 among the Loan Parties and the secured lenders party thereto (incorporated by reference to Exhibit 10.8 to the Company's Current Report on Form 8-K filed on November 20, 2015)

10.9	Seventh Amendment to Financing Agreement, dated November 30, 2015 among the Loan Parties and the secured lenders party thereto

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEEKAY BOUTIQUES, INC.

Dated: December 3, 2015	By:	/s/ Lisa Berman
Lisa Berman
Chief Executive Officer

4

EXHIBIT INDEX

Exhibit No.	Description
10.1

Debt Conversion Agreement, dated as of November 17, 2015, by and among Peekay Boutiques, Inc., and each of the persons listed on the Schedule of Creditors attached thereto (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on November 20, 2015)

10.2

Financing Agreement, dated December 31, 2012, by and among Christals Acquisition, LLC, Peekay Acquisition, LLC, each of the Subsidiaries listed as a Borrower on the signature pages thereto, each of the Subsidiaries listed as a Guarantor on the signature pages thereto, the Lenders from time to time party thereto, Cortland Capital Market Services LLC, as collateral agent and administrative agent, and CB Agency Services, LLC, as origination agent (incorporated by reference to Exhibit 10.11 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.3	First Amendment to Financing Agreement, dated March 31, 2014 (incorporated by reference to Exhibit 10.12 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.4	Second Amendment to Financing Agreement, dated September 24, 2014 (incorporated by reference to Exhibit 10.13 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.5	Third Amendment to Financing Agreement, dated December 31, 2014 (incorporated by reference to Exhibit 10.14 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.6	Fourth Amendment to Financing Agreement, dated June 30, 2015 (incorporated by reference to Exhibit 10.15 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.7

Fifth Amendment to Financing Agreement, dated as of October 31, 2015, among the Loan Parties and the secured lenders party thereto (incorporated by reference to Exhibit 10.7 to the Company's Current Report on Form 8-K filed on November 20, 2015)

10.8

Sixth Amendment to Financing Agreement, dated November 19, 2015 among the Loan Parties and the secured lenders party thereto (incorporated by reference to Exhibit 10.8 to the Company's Current Report on Form 8-K filed on November 20, 2015)

10.9	Seventh Amendment to Financing Agreement, dated November 30, 2015 among the Loan Parties and the secured lenders party thereto

5